Exhibit 99.1

Q3 2019 Earnings Call 1 Third Quarter 2019 E A R N I N G S C A L L

 This presentation includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company’s anticipated growth strategies, including its decision to prioritize its core direct-to-consumer business and certain customer segments within the direct-to-consumer business; the company’s ability to achieve year-over-year quarterly customer and revenue growth in the second half of 2020; the company’s ability to execute on its strategic growth plan; its expectations regarding competition and its ability to effectively compete; its ability to expand or innovate on its direct-to-consumer product offerings and strategic partnerships; its ability to cost-effectively attract new customers, retain existing customers and increase the number of customers it serves; its amount of indebtedness and ability to fulfill its debt-related obligations; its ability to comply with the covenants in its revolving credit facility; its ability to maintain sufficient capital to continue to make investments and to fund its operations, including its strategic growth plan; risks resulting from the company’s recent management transition, including but not limited to, loss of institutional knowledge and expertise; the company’s ability to achieve the benefits associated with, and mitigate the risks resulting from, the company’s past reorganization activities; seasonal trends in customer behavior; its expectations regarding, and the stability of, its supply chain; the size and growth of the markets for its product offerings and its ability to serve those markets; federal and state legal and regulatory developments; other anticipated trends and challenges in its business; and other risks more fully described in the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the U.S. Securities and Exchange Commission (“SEC”) on April 30, 2019, the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 filed with the SEC on August 6, 2019, the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 to be filed with the SEC, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also includes adjusted EBITDA which is a non-GAAP financial measure that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, this non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of this measure to the most directly comparable GAAP measures is included in the Appendix to this presentation. Certain data in this presentation was obtained from various external sources, and neither the company nor its affiliates, advisors, or representatives make any representation as to the accuracy or completeness of that data or any commitment to update such data after the date of this presentation. Such data involve risks and uncertainties and are subject to change based on various factors. Q3 2019 Earnings Call 2 Disclaimer: Forward Looking Statements and Use of Non-GAAP Information

 Third Quarter 2019 Business Highlights

Linda Findley Kozlowski President and Chief Executive Officer Q3 2019 Earnings Call 4

growth strategy, with year-over-year improvements in average revenue per customer and orders per customer Average Order Value3 Customer1 $265 $58.16 $58.12 $258 $258 $252 $57.60 $57.15 $233 $56.79 -2.3% 0.2% 1.0% 1.4% 1 We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Customers in that period. 2 We define Orders Per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period. Orders is defined as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers. We determine our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our e-commerce platforms in a given reporting period. 3 We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Orders in that period. Growth Q1 ‘19 Q2 ‘19 Q3 ‘19 3.1% 6.1% 10.7% Q4‘ 18 1.6% Q3 ‘18 -4.9% Q3 ‘19 1.4% Q2 ‘19 Q1 ‘19 Q4‘ 18 Q3 ‘18 Orders Per Customer2 4.6 4.54.5 4.3 4.1 Q3 ‘18Q4‘ 18 % YoY -2.4%0.0% Q3 ‘19 9.8% Q2 ‘19 4.5% Q1 ‘19 2.3% Average Revenue Per Third Quarter 2019 Performance Continue to see improvements in the metrics we believe are key indicators of a strengthening customer base as we pursue our Q3 2019 Earnings Call 5

Q2 2019 Earnings Call BETTER INTEGRATE INTO OUR CUSTOMERS’ LIVES SCALE MARKETING EFFICIENTLY ...while continuing to strengthen our foundation Pursuing new areas of opportunity within our core business MEANINGFUL BRAND FISCAL DISCIPLINE DIFFERENTIATORS OPERATIONAL OPTIMIZATION FOCUSED EXPANSION Our Return-to-Growth Strategy 6

Q2 2019 Earnings Call BETTER INTEGRATE INTO OUR CUSTOMERS’ LIVES SCALE MARKETING EFFICIENTLY ...while continuing to strengthen our foundation Pursuing new areas of opportunity within our core business MEANINGFUL BRAND FISCAL DISCIPLINE DIFFERENTIATORS OPERATIONAL OPTIMIZATION FOCUSED EXPANSION Our Return-to-Growth Strategy 7

Q3 2019 Earnings Call 8 Business Highlights Launched the first phase of our new menu expansion • Provides customers the flexibility in any given week to combine our Two-Person Signature & health-conscious menu choices, including WW recipes, thereby increasing the amount of available recipes on Two-Person plan each week from 8 to 11 • Will apply learnings from first phase of rollout as we seek to scale menu expansion nationally Continued to expand our ingredient variety, as part of our commitment to quality and evoking a sense of discovery in every recipe • Saw improved retention and an increase in order rate for those customers who ordered recipes featuring Beyond Meat (which began shipping mid-August) when compared to a lookalike control group • Continued to integrate interesting produce into menus like butterbaby squash and gai lan, and in early 2020 will introduce new pantry items like tofu, chickpea pasta and date syrup Butterbaby Blue Apron x Beyond Meat Squash Gai Lan

 Our Return-to-Growth Strategy FISCAL DISCIPLINE MEANINGFUL BRAND DIFFERENTIATORS ...while continuing to strengthen our foundation OPERATIONAL OPTIMIZATION FOCUSED EXPANSION SCALE MARKETING EFFICIENTLY BETTER INTEGRATE INTO OUR CUSTOMERS’ LIVES Pursuing new areas of opportunity within our core business Q2 2019 Earnings Call 6

 Our Return-to-Growth Strategy FOCUSED EXPANSION SCALE MARKETING EFFICIENTLY FISCAL DISCIPLINE MEANINGFUL BRAND DIFFERENTIATORS ...while continuing to strengthen our foundation OPERATIONAL OPTIMIZATION Pursuing new areas of opportunity within our core business BETTER INTEGRATE INTO OUR CUSTOMERS’ LIVES Q2 2019 Earnings Call 7

Q2 2019 Earnings Call BETTER INTEGRATE INTO OUR CUSTOMERS’ LIVES SCALE MARKETING EFFICIENTLY ...while continuing to strengthen our foundation Pursuing new areas of opportunity within our core business MEANINGFUL BRAND FISCAL DISCIPLINE DIFFERENTIATORS OPERATIONAL OPTIMIZATION FOCUSED EXPANSION Our Return-to-Growth Strategy 11

 Business Highlights new pantry items like tofu, chickpea pasta and date syrup Butterbaby Squash Blue Apron x Beyond Meat Gai Lan Launched the first phase of our new menu expansion •Provides customers the flexibility in any given week to combine our Two-Person Signature & health-conscious menu choices, including WW recipes, thereby increasing the amount of available recipes on Two-Person plan each week from 8 to 11 •Will apply learnings from first phase of rollout as we seek to scale menu expansion nationally Continued to expand our ingredient variety, as part of our commitment to quality and evoking a sense of discovery in every recipe •Saw improved retention and an increase in order rate for those customers who ordered recipes featuring Beyond Meat (which began shipping mid-August) when compared to a lookalike control group •Continued to integrate interesting produce into menus like butterbaby squash and gai lan, and in early 2020 will introduce Q3 2019 Earnings Call 8

 Business Highlights (continued) In early October, launched a partnership with award-winning chef and television personality Christian Petroni to bring four weeks of Italian-American homestyle recipes to our menus •Culinary partnerships provide opportunities to engage customers with compelling stories and personalities behind our recipes Our e-commerce marketplace, the Blue Apron Market, continues to be an important direct-to-consumer platform for us to launch and showcase new product offerings •We see opportunities to further improve key customer metrics like order rate and average revenue per customer through this platform Continuing to evaluate longer-term opportunities to provide a more flexible service experience •We plan to integrate learnings from West Coast pilot into our long-term product planning around subscription and non-subscription models Q3 2019 Earnings Call 9

 Business Highlights (continued) Re-aligned parts of the business and added new resources to equip us with the right structure and muscle to move ahead aggressively with our strategy •Added new engineering resources •Hired new Head of Brand and new Head of Consumer Digital Product •More fully integrated our Product, Marketing and Culinary teams under central leadership •Strengthened executive team with new General Counsel and Chief Human Resources Officer Q3 2019 Earnings Call 10

 Our Return-to-Growth Strategy FISCAL DISCIPLINE MEANINGFUL BRAND DIFFERENTIATORS ...while continuing to strengthen our foundation OPERATIONAL OPTIMIZATION FOCUSED EXPANSION SCALE MARKETING EFFICIENTLY BETTER INTEGRATE INTO OUR CUSTOMERS’ LIVES Pursuing new areas of opportunity within our core business Q2 2019 Earnings Call 11

Linda Findley Kozlowski President and Chief Executive Officer Q3 2019 Earnings Call 12

 Third Quarter 2019 Financial Highlights

Tim Bensley Chief Financial Officer Q3 2019 Earnings Call 14

$23 $151 $141 $142 $20 $119 $99 $14 $12 $10 % of Net Revenue Q3 ‘18Q4‘ 18Q1 ‘19Q2 ‘19Q3 ‘19 15.4% 14.4% 10.0% 8.2% 12.2% Q3 ‘18Q4‘ 18Q1 ‘19Q2 ‘19Q3 ‘19 Marketing ($M) 12.2% As a percentage of Net Revenue Net Revenue ($M) $99.5 Million Third Quarter 2019 Performance Reflects our continued focus on efficiency in our marketing investments, as well as the typical seasonal impacts of the summer months Q3 2019 Earnings Call 15

$48 $45 41.7% 39.2% 40.0% $39 $35 $35 32.0% 32.3% 1 Represents net revenue less cost of goods sold, excluding depreciation and amortization, as a percentage of net revenue. Q3 ‘19 Q2 ‘19 Q1 ‘19 Q4‘ 18 Q3 ‘18 Q3 ‘19 Q3 ‘18 Q4 ‘18 Q1 ‘19Q2 ‘19 PTG&A ($M) $35.3 Million -27% YoY Net Revenue Less COGS Margin1 32.3% +0.3% YoY Third Quarter 2019 Performance Investing for future growth while remaining committed to fiscal discipline Q3 2019 Earnings Call 16

$5 $9 $8 $4 $24 ($8) $26 ($13) ($19) $34 1 Adjusted EBITDA is defined as net earnings (loss) before interest income (expense), net, other operating expense, other income (expense), net, benefit (provision) for income taxes, depreciation and amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA. Q3 ‘18Q4‘ 18Q1 ‘19Q2 ‘19Q3 ‘19 Q3 ‘18Q4‘ 18 Q1 ‘19Q2 ‘19 Q3 ‘19 Net Loss ($M) $26.2 Million Adjusted EBITDA ($M)¹ Loss of $13.2 Million Third Quarter 2019 Performance Continued year-over-year improvements on the bottom line Q3 2019 Earnings Call 17

 Financial Outlook

 Q&A

Q3 2019 Earnings Call S T R I C T L Y C O N F I D E N T I A L

 Appendix: Total Addressable Market and Consumer Trends

 We Believe Our Market Opportunity is Large and Growing Serviceable Addressable Market) 2018 meal kit market) 1 US households with family size <5 and household income >$70K based on 2018 U.S. Census Bureau Data. 2, 3 Annualized version of average quarterly meal kit orders from Blue Apron and HelloFresh during 3 months ending March 31, 2019. 4 RBC Capital Markets Proprietary Research, Fourth Annual Grocery E-Commerce Survey, based on customer respondents who grocery shop in online retailers, Dec. 2018. 5 Jefferies Franchise Note, “Brands Still Matter: Can Food and Beverage Brands Grow Properly Online?”, based on online grocery household penetration, 2020 projection based on respondents who don’t buy F&B online currently, and expect to increase spend over the next 2-3 years, Mar. 2019. 6 Deutsche Bank Research, “HFG Capital Markets Day”, Oct. 2018. Deutsche Bank FY 2018 estimated revenue of meal kit market as of October 2018. $0.67b Blue Apron Today (FY ‘18 Revenue; reflects approximately 28% of the $2.4b 2018 U.S. Meal Kit Market6 (Reflects Approximately 28% of the Ratio not to scale $8.6b Serviceable Addressable Market (Based on 19% Current Household Online Grocery Penetration4) Online Grocery Household Penetration is Estimated to Grow ~35% Between 2018-20205 $45b Total Addressable Market 50mm Target Households1 x 15.1 Meal Kit Orders Per Year2 x $58.90 Meal Kit Average Order Value3 Q3 2019 Earnings Call 22